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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- DEC. 1, 2007*

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RiverSource Core Bond Fund (Sept. 28, 2007)                                                 S-6267-99 G
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At a Special Meeting of Shareholders scheduled to be held on Jan. 29, 2008, shareholders who owned shares on Nov. 30, 2007 will vote on the following proposal:

The merger of the Fund into RiverSource Diversified Bond Fund, a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. RiverSource Core Bond Fund invests primarily, and RiverSource Diversified Bond Fund invests at least 50%, in securities included the Lehman Brothers Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. Unlike RiverSource Core Bond Fund, which does not invest in securities rated below investment grade, RiverSource Diversified Bond Fund may invest up to 50% in securities rated below investment grade (junk bonds).

For more information about RiverSource Diversified Bond Fund, please call 1-888-791-3380 for a prospectus.

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S-6267-2 C (12/07)
* Valid until further notice.